                               [graphic omitted]

                                    COLONIAL
                          MASSACHUSETTS TAX-EXEMPT FUND

                                SEMIANNUAL REPORT
                                  JULY 31, 1997




                               [Graphic Omitted]




-----------------------------------
 NOT FDIC-        MAY LOSE VALUE
 INSURED          NO BANK GUARANTEE
-----------------------------------

                COLONIAL MASSACHUSETTS TAX-EXEMPT FUND HIGHLIGHTS
                        FEBRUARY 1, 1997 - JULY 31, 1997

INVESTMENT OBJECTIVE: Colonial Massachusetts Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Massachusetts state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:
  |X| High monthly double tax-free income
  |X| Long-term appreciation
  |X| Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "Massachusetts' growing economy, and the Fund's focus on non-callable, shorter-maturity bonds contributed to good performance during a volatile period in the bond market. As we foresee no major changes in the state's economy or our strategy, we believe this level of performance should
continue into early 1998."                                      - Maureen Newman

                      Colonial Massachusetts Tax-Exempt Fund Performance
--------------------------------------------------------------------------------
                                         Class A     Class B
   Inception dates                       4/10/87     6/8/92
--------------------------------------------------------------------------------
   Distributions declared per share (1)   $0.207     $0.178
--------------------------------------------------------------------------------
   SEC yields on 7/31/97 (2)               4.30%      3.76%
--------------------------------------------------------------------------------
   Taxable-equivalent SEC yields (3)       8.09%      7.07%
--------------------------------------------------------------------------------
   Six-month total returns, assuming       6.08%      5.69%
   reinvestment  of all distributions
   and no sales charge or contingent
   deferred sales charge (CDSC)
--------------------------------------------------------------------------------
   Net asset value per share on 7/31/97   $8.07      $8.07

(1) A portion of the Fund's income may be subject to the alternative minimum tax.

(2) The 30-day SEC yields on July 31, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.

(3) Taxable-equivalent SEC yields are based on the maximum effective 46.8% federal and Massachusetts income tax rates.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

QUALITY BREAKDOWN (as of 7/31/97)
---------------------------------

AAA .................42.4%
AA ...................8.1%
A ...................32.3%
BBB ..................4.8%
Non-rated ............9.5%
Cash & Equivalents ...2.9%

TOP FIVE SECTORS (as of 7/31/97)
---------------------------------
General Obligations .23.2%
Water & Sewer .......12.8%
Education ............9.9%
Hospital .............8.8%
Housing ..............8.1%

Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector allocations are based on total net assets.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                     [Photo of Harold W. Cogger]

I am pleased to present the semiannual report for Colonial Massachusetts Tax-Exempt Fund. This report reflects on the investment environment for the six months ended July 31, 1997.

The national economy continued to grow during the past six months. A firm job market buoyed consumer confidence, resulting in strong retail, auto and housing sales during the first quarter of 1997. The Federal Reserve Board raised short-term interest rates in March for the first time in two years in response to growing concern about future wage and price inflation. As interest rates rose, bond prices declined.

Bond prices recovered during the second half of the period as consumer spending declined, dampening investors' fears of potential inflation. At the same time, industrial production, corporate capital spending and consumer income levels continued to expand while inflation remained very low. This indicates that while economic growth has slowed down, the economy is still on track to post gains for 1997 and carry the current economic expansion into its eighth year.

Municipal bond prices continued to outperform Treasury prices. A low supply of new municipal issues combined with strong demand helped support these tax-exempt bond prices. Municipal bond prices also received a boost as the final balanced budget agreement emerged from Congress. However, the investment environment for municipal bonds was not without challenge. The yield advantage for investing in lower quality municipal bonds continued to be historically low. This condition, in combination with tight supply, created higher prices and lower yields for many new investments.

The long-term benefits of investing in any municipal bond fund include tax-free income and the opportunity to diversify your fixed income portfolio. Colonial Massachusetts Tax-Exempt Fund continues to offer you competitive tax-free income and long-term total return potential as well as an opportunity to participate in Massachusetts' economic expansion.

As always, we thank you for the opportunity to help meet your investment goals.

Respectfully,

/s/ Harold W. Cogger
    Harold W. Cogger
    President
    September 15, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

MAUREEN NEWMAN is portfolio manager of Colonial Massachusetts Tax-Exempt Fund. Ms. Newman is Vice President of Colonial Management Associates, Inc. and is the Manager of Tax-Exempt Credit Research.

SOLID RETURNS IN A VOLATILE MARKET
For the six months ended July 31, 1997, the total return for Class A shares, based on net asset value, was 6.08%. In comparison, the average Massachusetts municipal bond fund as measured by Lipper Analytical Services, Inc. was 5.57%. In addition, the Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, with a total return of 6.08% versus Lehman's 5.86% total return.

Bonds were negatively affected early in the period by the Federal Reserve Board's decision to raise short term interest rates, but the bond market rallied in July as economic reports continued to show no signs of increased inflation. The Fund's strong performance was achieved by careful sector selection and taking advantage of market momentum.

AIMING FOR STRONG PERFORMANCE IN ALL MARKETS
During the period, we continued to pursue our strategy of increasing the percentage of non-callable bonds in the Fund. These bonds, which cannot be redeemed by the issuer until the maturity date, generally perform well in both up and down markets. We also focused on purchasing bonds with shorter maturities, which are earning yields close to those offered by bonds with longer maturities, but are less sensitive to interest rates. The yield advantage between high and low quality bonds is relatively narrow, so the Fund maintained its focus on holding higher quality bonds.

MASSACHUSETTS REMAINS ECONOMICALLY STRONG
With low unemployment and continued growth in the mutual fund, high tech and construction sectors, the Massachusetts economy continues to perform well. Areas of concern include recent downsizing in health care, and the amount of debt carried by state government, including its pension liability. However, the state government is benefiting from increased tax revenues. In addition, the recent transition of power from former Governor William Weld to Acting Governor Paul Cellucci should not result in any deterioration in the state's fiscal situation.

A FAVORABLE INVESTMENT ENVIRONMENT AHEAD
We expect few major changes in either the bond market or the Massachusetts economy over the next six months. Inflation appears to be under control, and that should mean no sharp rise in interest rates. The strong economy has provided state government with surplus revenues that have been used to improve the State's fiscal condition. The substantial amount of debt that will be issued to finance the "Big Dig" construction project in Boston may provide an opportunity to add attractive securities to the Fund. We will keep pursuing our strategy of purchasing shorter-maturity, high quality bonds designed to increase total return.

INCREASING YOUR TOTAL RETURN
With the strong economy producing the lowest inflation and unemployment in a generation, interest rates have been going down over the last few months and the value of bonds has been increasing. Some of you may have noticed the effect of this reflected recently in slightly smaller dividend checks. With inflation under control, current dividends continue to outpace the inflation rate, and remain a reliable source of tax-exempt income. The goal of the Fund is to increase shareholders' total return, so while interest rates and dividends have declined, the net asset value per share of the Fund has been increasing. We will continue to invest primarily in investment grade municipal bonds that provide the most potential for tax-free income and long-term appreciation.

          COLONIAL MASSACHUSETTS TAX-EXEMPT FUND INVESTMENT PERFORMANCE
               Change in Value of $10,000 from 7/31/87 to 7/31/97
                         NAV and MOP for Class A Shares

CMATEF                 NAV           MOP          Lehman
------              ---------      --------       ------
 7/31/87            10000          9525           10000
10/31/87             9504.574      9053.107        9687
 1/31/88            10310.45       9820.704       10444
 4/30/88            10397.33       9903.462       10510
 7/31/88            10650.73       10144.82       10703
10/31/88            11030.84       10506.87       11098
 1/31/89            11295.04       10758.52       11339
 4/30/89            11405.92       10864.14       11449
 7/31/89            11773.87       11214.61       12006
10/31/89            11756.24       11197.82       11998
 1/31/90            11956.78       11388.83       12250
 4/30/90            11907.18       11341.59       12273
 7/31/90            12551.28       11955.09       12838
10/31/90            12415.57       11825.83       12888
 1/31/91            12949.42       12334.33       13382
 4/30/91            13326.07       12693.08       13684
 7/31/91            13654.82       13006.22       13959
10/31/91            14101.65       13431.83       14457
 1/31/92            14452.75       13766.24       14842
 4/30/92            14629          13934.12       14984
 7/31/92            15545.52       14807.11       15877
10/31/92            15281.01       14555.16       15670
 1/31/93            16022.81       15261.73       16301
 4/30/93            16602.96       15814.32       16880
 7/31/93            16975.74       16169.39       17281
10/31/93            17544.58       16711.21       17876
 1/31/94            17923.89       17072.5        18299
 4/30/94            16936.61       16132.12       17245
 7/31/94            17301.55       16479.72       17605
10/31/94            16666.6        15874.94       17097
 1/31/95            17297.61       16475.97       17648
 4/30/95            17976.27       17122.4        18392
 7/31/95            18299.82       17430.57       18991
10/31/95            19085.49       18178.93       19634
 1/31/96            19874.6        18930.56       20305
 4/30/96            19187.21       18275.82       19853
 7/31/96            19570.73       18641.13       20244
10/31/96            20087.76       19133.6        20754
 1/31/97            20357.22       19390.26       21085
 4/30/97            20473.31       19500.83       21170
 7/31/97            21595.42       20569.64       22319

A hypothetical $10,000 investment in Class B shares made on June 8, 1992 (inception) at NAV would have been valued at $14,004 on July 31, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have grown to $13,904 on July 31, 1997. The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                  As of June 30, 1997 (Most Recent Quarter End)
--------------------------------------------------------------------------------
                     CLASS A SHARES        CLASS B SHARES
INCEPTION                4/10/87               6/8/92
                     NAV        MOP       NAV      w/CDSC
--------------------------------------------------------------------------------
1 year              8.16%       3.02%      7.36%     2.36%
--------------------------------------------------------------------------------
5 years             6.86        5.83       6.07      5.76
--------------------------------------------------------------------------------
10 years            7.86        7.33        --        --
--------------------------------------------------------------------------------
Since inception     7.69        7.18       6.29      5.98
--------------------------------------------------------------------------------
Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception.

On August 1, 1997, the Fund began offering Class C shares.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                                       INVESTMENT PORTFOLIO
                                JULY 31, 1997 (UNAUDITED, IN THOUSANDS)

MUNICIPAL BONDS - 97.7%                                                   PAR              VALUE
-------------------------------------------------------------------------------------------------
 EDUCATION - 12.9%
 EDUCATION - 9.9%
 MA State College Building Authority,
  Southeastern Massachusetts University,
  Series 1995 A,
                                          5.750%  05/01/16               $ 1,250          $ 1,309
 MA State Health & Educational
  Facilities Authority:
  Amherst College, Series E,
                                          6.800%  11/01/21                   500              549
  Berklee College of Music, Series C,
                                          6.875%  10/01/21                 1,000            1,111
  Community Colleges Program, Series A,
                                          6.600%  10/01/22                 1,250            1,336
  Harvard University, Series N,
                                          6.250%  04/01/20                 9,250           10,765
  Worcester Polytechnical Institute, Series E:
                                          6.625%  09/01/17                   500              564
                                          6.750%  09/01/11                   500              567
 MA State Industrial Finance Agency:
  Babson College,
                                          5.375%  10/01/17                 2,000            2,035
   Series 1992 A,
                                          6.375%  10/01/09                 1,000            1,097
   Series 1997 A,
                                          5.250%  10/01/27                 1,000            1,004
  College of the Holy Cross,
                                          5.500%  03/01/05                 1,375            1,471
  Emerson College, Series 1991 A,
                                          8.900%  01/01/18                   500              556
  Worcester Polytechnical Institute,
                                          5.125%  09/01/27                 1,790            1,781
                                                                                        ---------
                                                                                           24,145
                                                                                        ---------

 STUDENT LOAN - 3.0%
 MA Educational Finance Authority,
                                          5.650%  07/01/10                 2,000            2,075
 New England Educational Loan Marketing
  Corp., Student Loan, Series 1993-A,
                                          5.700%  07/01/05                 5,000            5,219
                                                                                        ---------
                                                                                            7,294
                                                                                        ---------

-------------------------------------------------------------------------------------------------
 HEALTHCARE - 13.4%
 HOSPITALS - 8.8%
 MA Health & Educational Facilities Authority:
  Berkshire Health System, Series C,
                                          6.000%  10/01/20                 1,000            1,008

  Capital Asset Program, Series 1989 F,
                                          7.300%  10/01/18                   750              825
  Charlton Memorial Hospital, Series B:
                                          7.250%  07/01/07                   500              555
                                          7.250%  07/01/13                   500              555
  Children's Hospital, Series E,
                                          6.200%  10/01/16                 2,000            2,108
  Dana-Farber Cancer Institute:
    Series C,
                                          6.650%  12/01/15                   250              269
    Series 1995 G1,
                                          5.500%  12/01/27                 6,000            6,022
  Medical Center of Central Mass., Series A,
                                          7.000%  07/01/12                 1,000            1,085
  New England Deaconess Hospital,
                                          7.200%  04/01/22                 2,500            2,734
  Newton-Wellesley Hospital, Series 1997 G,
                                          6.000%  07/01/12                 1,000            1,095
  Spaulding Rehabilitation Hospital, Series A,
                                          7.625%  07/01/21                   400              418
  University Hospital, Series C,
                                          7.250%  07/01/19                 1,000            1,098
  Youville House,
                                          5.950%  02/15/17                   500              523
 MA Industrial Finance Agency,
  Massachusetts Biomedical Research Corp.,
  Series 1989 A2,
                                 (a)              08/01/08                 2,000            1,152
                                 (a)              08/01/10                 4,000            2,035
                                                                                        ---------
                                                                                           21,482
                                                                                        ---------

 INTERMEDIATE CARE FACILITIES - 0.1%
 MA Health & Educational
  Facilities Authority,
  Corporation for Independent Living,
                                          8.100%  07/01/18                   295              320
                                                                                        ---------

 LIFECARE - 0.4%
 MA Industrial Finance Agency,
  Reeds Landing Project,
                                          7.750%  10/01/00                 1,000            1,022
                                                                                        ---------

 NURSING HOME - 4.1%
 Boston,
  St. Joseph Nursing Care Center, Inc.,
  Series 1990,
                                         10.000%  01/01/20 (b)               490              536

 State Health & Educational
  Facilities Authority:
  Deutsches Altenheim, Inc., Series A,
                                          7.700%  11/01/31                   975            1,055
  Fairview Extended Care Service, Inc.,
   Series A,
                                         10.250%  01/01/21                   500              589
 State Industrial Finance Agency:
  American Health Foundation Inc.,
   Series 1989,
                                         10.125%  03/01/19                 1,765            1,588
  Belmont Home Care,
  Series 1995 A,
                                          9.270%  01/01/25                 2,000            2,260
  GF/Massachusetts Inc.,
  Series 1994,
                                          8.300%  07/01/23                 2,445            2,509
  Seacoast Nursing Home, Series 1991,
                                          9.625%  12/01/21                 1,260            1,402
                                                                                        ---------
                                                                                            9,939
                                                                                        ---------

-------------------------------------------------------------------------------------------------
 HOUSING - 8.1%
 MULTI - FAMILY - 4.9%
 Boston,
  Mt. Pleasant Housing Development Corp.,
  Series A,
                                          6.750%  08/01/23                 1,655            1,752
 State Housing Finance Agency:
  Series 1988 A,
                                          8.400%  08/01/21                 1,210            1,262
  Series 1989 A,
                                          7.600%  12/01/16                   675              715
  Series 1990 A,
                                          8.150%  02/01/29                   135              144
  Series 1992 C,
                                          6.875%  11/15/11                 3,000            3,255
  Series 1994 A,
                                          6.750%  07/01/28                 4,500            4,838
                                                                                        ---------
                                                                                           11,966
                                                                                        ---------

 SINGLE - FAMILY - 3.2%
 MA Housing Finance Agency:
  Series 3,
                                          7.875%  06/01/14                   400              409
  Series 5,
                                          8.375%  06/01/15                   500              514
  Series 6,
                                          8.100%  12/01/14                   495              514

  Series 7,
                                          8.100%  06/01/20                   420              436
  Series 8,
                                          7.700%  06/01/17                   575              601
  Series 9,
                                          8.100%  12/01/21                   500              525
  Series 12,
                                          7.600%  12/01/13                   250              266
  Series 13,
                                          7.950%  06/01/23                 1,255            1,344
  Series 18,
                                          7.350%  12/01/16                 1,000            1,066
  Series 1987 4,
                                          7.375%  06/01/14                   705              723
  Series 1987 A,
                                          9.000%  12/01/18                   215              221
  Series 1987 B,
                                          8.500%  08/01/20                    10               10
  Series 1988 B,
                                          8.100%  08/01/23                   455              477
  Series 1989 A:
                                          8.200%  08/01/15                   245              257
                                          8.200%  08/01/27                   330              347
                                                                                        ---------
                                                                                            7,710
                                                                                        ---------

-------------------------------------------------------------------------------------------------
 OTHER - 7.9%
 PUBLIC FACILITIES - 0.5%
  Plymouth County Correctional Facility,
   Series A,
                                          7.000%  04/01/22                 1,000            1,110
                                                                                        ---------

 REFUNDED/ESCROW/SPECIAL OBLIGATIONS (C) - 7.4%
 Fall River,
                                          7.20  6/01/10 (d)                1,250            1,408
 Leominster,
                                          7.504/01/09 (d)                  1,075            1,188
 Lynn,
                                          7.850%  01/15/11                 1,000            1,183
 MA Bay Transportation Authority,
  General Transportation System,
   Series 1990-B,
                                          7.803/01/21 (d)                  4,000            4,565
 Palmer,
  Series 1990 B,
                                          7.700%  10/01/10                 1,000            1,125
 State Health & Educational
  Facilities Authority:
  Carney Hospital, Series C,
                                          7.750%  07/01/14                   500              559
   Cooley Dickinson Hospital, Series A,
                                          7.125%  11/15/18                 1,885            2,184
  Framingham Union Hospital, Series B,
                                          8.500%  07/01/20                 1,000            1,138
  Lowell General Hospital, Series 1991 A,
                                          8.400%  06/01/11                   500              583
  St. John's Hospital, Series 1990 B,
                                          8.375%  12/01/20                   500              575
  Winchester Hospital, Series C,
                                          7.550%  07/01/11                   500              569
 MA Industrial Finance Agency:
  Mary Ann Morse Nursing Home, Inc.,
   Series 1990,
                                          9.000%  10/01/20                   480              557
   Series 1991 B,
                                          6.500%  08/01/11                 1,140            1,257
   Series 1991 I,
                                         10.000%  01/01/21                   925            1,118
 University of Massachusetts
  Building Authority, Series 1976 A,
                                          7.500%  05/01/11                    95              113
                                                                                        ---------
                                                                                           18,122
                                                                                        ---------

-------------------------------------------------------------------------------------------------
 OTHER REVENUE - 0.7%
 MANUFACTURING - 0.7%
 MA Industrial Finance Agency,
  House of Bianchi Inc.,
                                          8.750%  06/01/18                 1,700            1,704
                                                                                        ---------

-------------------------------------------------------------------------------------------------
 RESOURCE RECOVERY - 2.5%
 MISCELLANEOUS DISPOSAL - 2.3%
 Boston Industrial Development
  Finance Authority, Jet-A-Way, Inc.,
                                         10.500%  01/01/11                   300              334
 MA Industrial Finance Agency:
  Massachusetts Environmental Services,
  Series 1994 A,
                                          8.750%  11/01/21                 2,970            2,911
  Peabody Monofill Associates, Inc.,
  Series 1995,
                                          9.000%  09/01/05                 2,205            2,437
                                                                                        ---------
                                                                                            5,682
                                                                                        ---------

 RESOURCE RECOVERY - 0.2%
 Agawam,
  Springfield Resource Recovery Project,
  Series 1986,
                                          8.500%  12/01/08                   500              515
                                                                                        ---------


 TAX-BACKED - 29.7%
 LOCAL GENERAL OBLIGATIONS - 23.1%
 Boston, Series 1992 A,
                                          6.500%  07/01/12                 4,340            4,763
 Haverhill,
                                          5.000%  06/15/17                 2,000            1,960
 Holyoke:
  School Project Loan,
                                          7.650%  08/01/09                   500              551
  Series 1996 A,
                                          6.000%  06/15/07                 1,345            1,490
 Lowell,
                                          8.400%  01/15/09                 1,000            1,151
 MA Bay Transportation Authority:
   Series A,
                                          5.750%  08/01/08                 3,000            3,274
   Series B,
                                          7.000%  07/01/09                 4,385            5,284
   Series 1991 A,
                                          7.000%  03/01/21                 1,500            1,877
   Series 1991 B,
                                          6.500%  08/01/11                   860              923
   Series 1991 C,
                                          6.500%  08/01/11                 1,250            1,342
   Series 1992 B:
                                          6.200%  03/01/16                 3,700            4,163
                                          6.500%  08/01/08                 1,000            1,158
   Series 1994 A:
                                          7.00     3/01/10(d)              5,000            6,025
                                          7.000%  03/01/11                 4,270            5,210
                                          7.000%  03/01/14                 1,250            1,527
   Series 1996 A,
                                          6.000%  11/01/06                 1,000            1,104
   Series 1988,
                                          7.750%  01/15/06                   250              293
 Mansfield,
                                          6.700%  01/15/11                 1,000            1,098
 Milford, Series 1996,
                                          5.000%  08/15/15                 1,390            1,380
 Nantucket, Series 1991,
                                          6.800%  12/01/11                 2,675            2,996
 PR Commonwealth of Puerto Rico,
  Series 1994,
                                          6.500%  07/01/23                 5,000            5,469
 Southern Berkshire Regional School District,
                                          7.000%  04/15/11                   500              569
 Swansea, School Project Loan:
                                          6.800%  01/15/09                   250              269
                                          6.800%  01/15/10                   125              135
                                          6.800%  01/15/11                   210              225

 VI Virgin Islands Public Finance
  Authority, Series 1992 A,
                                          7.000%  10/01/02                   250              272
 Weymouth, Series 1992:
                                          6.700%  06/15/09                   200              216
                                          6.700%  06/15/10                   200              216
                                          6.700%  06/15/11                   155              167
                                          6.700%  06/15/12                   140              150
 Worcester, Series C,
                                          5.750%  10/01/13                 1,000            1,055
                                                                                        ---------
                                                                                           56,312
                                                                                        ---------
 SALES & EXCISE TAX - 3.5%
 MA State Special Obligation,
  Highway Improvement Loan Act,
  Series 1992 A,
                                          6.000%  06/01/13                 1,500            1,560
 PR Commonwealth of Puerto Rico
  Highway & Transportaion Authority:
  Series W,
                                          5.500%  07/01/09                   660              708
  Series 1996 Z,
                                          6.250%  07/01/05                 5,500            6,160
                                                                                        ---------
                                                                                            8,428
                                                                                        ---------

 STATE APPROPRIATED - 3.1%
 PR Commonwealth of Puerto Rico
  Public Buildings Authority, Series 1993 M:
                                          5.600%  07/01/08                 2,500            2,722
      stepped coupon, (5.700% 07/01/98)
                                          3.07/01/16 (e)                   2,000            2,005
 State College Building Authority,
  Series 1994 A,
                                          7.500%  05/01/14                 1,825            2,327
 University of Massachusetts
  Building Authority,
  Series 1991 A,
                                          7.200%  05/01/04                   400              462
                                                                                        ---------
                                                                                            7,516
                                                                                        ---------

-------------------------------------------------------------------------------------------------
 TRANSPORTATION - 3.9%
 TRANSPORTATION - 1.9%
 MA Port Authority,
  Series 1993 B,
                                          5.000%  07/01/18                 5,000            4,731
                                                                                        ---------

 TURNPIKE/TOLL ROAD/BRIDGE - 2.0%
 MA Turnpike Authority, Series 1993 A,
                                          5.000%  01/01/20                 5,000            4,781
                                                                                        ---------



 UTILITY - 18.5%
 INVESTOR OWNED - 0.7%
 State Industrial Finance Agency,
  Nantucket Electric Co., Series 1996 A,
                                          6.750%  07/01/05                 1,400            1,599
                                                                                        ---------

 JOINT POWER AUTHORITY - 3.5%
 MA Municipal Wholesale
  Electric Co.:
   Series 1994 A,
                                          5.000%  07/01/17                 5,000            4,800
    RIB, (variable rate)
                                          6.158%  07/01/16                 4,000            3,770
                                                                                        ---------
                                                                                            8,570
                                                                                        ---------
 MUNICIPAL ELECTRIC - 1.5%
 PR Commonwealth of Puerto Rico
  Electric Power Authority:
  Series 1989 O,
                                          5.000%  07/01/12                 2,000            1,940
  Series 1995 Y,
                                          7.000%  07/01/07                 1,500            1,809
                                                                                        ---------
                                                                                            3,749
                                                                                        ---------
 WATER & SEWER - 12.8%
 Boston Water & Sewer Commission:
  Series 1992 A,
                                          5.750%  11/01/13                 1,000            1,079
  Series 1993 A,
                                          5.250%  11/01/19                 4,750            4,786
 MA Water Pollution Abatement Trust:
  Massachusetts Water Resources Authority,
  Series 1995 A,
                                          5.000%  08/01/14                 1,500            1,479
  New Bedford Loan Program,
  Series 1996 A,
                                          6.000%  02/01/06                 1,000            1,098
 MA Water Resources Authority:
  Series 1992 A,
                                          6.500%  07/15/09                 2,000            2,310
                                          6.500%  07/15/19                 5,000            5,863
  Series 1993 C:
                                          5.250%  12/01/15                 3,750            3,826
                                          5.250%  12/01/20                 5,025            4,987
  Series 1995 B,
                                          6.250%  12/01/13                 5,000            5,825
                                                                                        ---------
                                                                                           31,253
                                                                                        ---------

TOTAL INVESTMENTS (cost of $215,735) (f)                                                  237,950
                                                                                        ---------

SHORT - TERM OBLIGATIONS - 2.9%                                            PAR             VALUE
-------------------------------------------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES (g)
 CA Irvine Ranch Water District,
                                          3.500%  01/01/21                 $ 700            $ 700
 IN State Health & Educational
  Facilities Authority,
  Series 1985 D,
                                          3.650%  01/01/35                 2,700            2,700
 MA State Health Facilities
  Financing Authority,
  Series 1992,
                                          3.650%  12/01/02                   200              200
 WI Health Facilities Authority,
  Fransican Health Care:
   Series A-1,
                                          3.550%  01/01/16                   600              600
   Series A-2,
                                          3.550%  01/01/16                 2,800            2,800

                                                                                        ---------
TOTAL SHORT - TERM OBLIGATIONS                                                              7,000
                                                                                        ---------

OTHER ASSETS & LIABILITIES, NET - (0.6)%                                                   (1,589)
-------------------------------------------------------------------------------------------------

NET ASSETS - 100%                                                                       $ 243,361
                                                                                        =========


NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------------------------

 (a) Zero coupon bond.
 (b) This is a restricted security which was acquired on April 2, 1990 at a cost of $490.  This security represents 0.2% of the Fund's net assets as of July 31, 1997.
 (c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Governmen in an irrevocable trust, solely for the payment of the interest and principal.
 (d) These securities, or a portion thereof, with a total market value of $13,186, are being used to collateralize open futures contracts.
 (e) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
 (f) Cost for federal income tax purposes is the same.
 (g) Variable rate demand notes are considered short-term obligations.  Interest rates change periodically on specified dates.  These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 1997.


 Short futures contracts open at July 31, 1997:
                                                                                      Unrealized
                             Par value                                                appreciation
                            covered by                                 Expiration    (depreciation)
      Type                   contracts                                   month        at 7/31/97
-------------------------------------------------------------------------------------------------
 Municipal Bond               $ 5,900                                 September       $    (249)
 Municipal Bond               $ 1,600                                  December              15
                                                                                      ---------
                                                                                      $    (234)
                                                                                      =========

     Acronym                                                 Name
 ----------------                                  ----------------------
       RIB                                         Residual Interest Bond


 See notes to financial statements

                        STATEMENT OF ASSETS & LIABILITIES
                                          JULY 31, 1997 (UNAUDITED)

     (in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $215,735)                            $237,950
Short-term obligations                                             7,000
                                                                --------
                                                                 244,950
Receivable for:
  Interest                                        $ 3,028
  Fund shares sold                                    248
  Investments sold                                     25
  Other                                                12          3,313
                                                 --------       --------
    Total Assets                                                 248,263

LIABILITIES
Payable for:
  Investments purchased                             3,273
  Distributions                                     1,052
  Fund shares repurchased                             565
  Variation margin on futures                           8
Accrued:
  Deferred Trustees fees                                4
                                                  -------
    Total Liabilities                                              4,902
                                                                --------

NET ASSETS                                                      $243,361
                                                                ========

Net asset value & redemption price per share -
Class A ($182,699/22,635)                                       $   8.07
                                                                ========
Maximum offering price per share - Class A
($8.07/0.9525)                                                  $   8.47(a)
                                                                ========
Net asset value & offering price per share -
Class B ($60,662/7,515)                                         $   8.07(b)
                                                                ========

COMPOSITION OF NET ASSETS
Capital paid in                                                 $222,126
Undistributed net investment income                                   59
Accumulated net realized loss                                       (805)
Net unrealized appreciation (depreciation) on:
   Investments                                                    22,215
   Open futures contracts                                           (234)
                                                                --------
                                                                $243,361
                                                                ========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 1997
                                   (UNAUDITED)



(in thousands)
INVESTMENT INCOME
Interest                                                        $  7,292

EXPENSES
Management fee                                    $   601
Service fee                                           188
Distribution fee - Class B                            218
Transfer agent                                        190
Bookkeeping fee                                        47
Trustees fee                                           11
Custodian fee                                           6
Audit fee                                              12
Legal fee                                               2
Registration fee                                        6
Reports to shareholders                                 4
Other                                                   9          1,294
                                                  -------       --------
         Net Investment Income                                     5,998
                                                                 -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
Investments                                         1,556
Closed futures contracts                               47
                                                  -------
    Net Realized Gain                                              1,603
Net unrealized appreciation (depreciation) during
  the period on:
Investments                                         6,830
Open futures contracts                               (370)
                                                  -------
     Net Unrealized Gain                                           6,460
                                                                --------
          Net Gain                                                 8,063
                                                                --------
Net Increase in Net Assets from Operations                      $ 14,061
                                                                ========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                                (Unaudited)
                                                 Six months
                                                   ended      Year ended
(in thousands)                                    July 31     January 31
                                                ---------    ----------
INCREASE (DECREASE) IN NET ASSETS                  1997        1997
                                                ---------    ---------
Operations:
Net investment income                           $   5,998    $  12,889
Net realized gain                                   1,603        3,643
Net unrealized appreciation (depreciation)          6,460      (11,498)
                                                ---------    ---------
    Net Increase from Operations                   14,061        5,034
Distributions:
From net investment income - Class A               (4,798)     (10,187)
From net investment income - Class B               (1,337)      (2,652)
                                                ---------    ---------
                                                    7,926       (7,805)
                                                ---------    ---------
Fund Share Transactions:
Receipts for shares sold - Class A                  6,985       13,570
Value of distributions reinvested - Class A         2,515        5,460
Cost of shares repurchased - Class A              (16,973)     (36,490)
                                                ---------    ---------
                                                   (7,473)     (17,460)
                                                ---------    ---------
Receipts for shares sold - Class B                  2,766        7,193
Value of distributions reinvested - Class B           761        1,553
Cost of shares repurchased - Class B               (3,983)      (8,527)
                                                ---------    ---------
                                                     (456)         219
                                                ---------    ---------
    Net Decrease from Fund Share
      Transactions                                 (7,929)     (17,241)
                                                ---------    ---------
        Total Decrease                                 (3)     (25,046)

NET ASSETS
Beginning of period                               243,364      268,410
                                                ---------    ---------
End of period (including undistributed
 net investment income of $59 and $169,
 respectively)                                  $ 243,361    $ 243,364
                                                =========    =========

NUMBER OF FUND SHARES
Sold - Class A                                        894        1,752
Issued for distributions reinvested - Class A         322          700
Repurchased - Class A                              (2,168)      (4,701)
                                                ---------    ---------
                                                     (952)      (2,249)
                                                ---------    ---------
Sold - Class B                                        353          929
Issued for distributions reinvested - Class B          97          201
Repurchased - Class B                                (509)      (1,098)
                                                ---------    ---------
                                                      (59)          32
                                                ---------    ---------

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
In the opinion of management of Colonial Massachusetts Tax-Exempt Fund (the
Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2.  ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Massachusetts state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro-rata portion of the combined average net assets of Trust V as follows:


               Average Net Assets                    Annual Fee Rate
               ------------------                    ---------------
               First $2 billion                            0.50%
                Over $2 billion                            0.45%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended July 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $14,816 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $77,368 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                 Valuation of shares                      Annual
              outstanding on the 20th of                   Fee
             each month which were issued                  Rate
             ----------------------------                 ------
              Prior to November 30, 1994                  0.10%
             On or after December 1, 1994                 0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

For the six months ended July 31, 1997, the Fund's operating expenses did not exceed the 0.75% expense limit.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended July 31, 1997, purchases and sales of investments, other than short-term obligations, were $14,936,183 and $30,305,464, respectively.

Unrealized appreciation (depreciation) at July 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:


    Gross unrealized appreciation                  $  22,432,413
    Gross unrealized depreciation                       (217,883)
                                                   -------------
            Net unrealized appreciation            $  22,214,530
                                                   =============


    CAPITAL LOSS CARRYFORWARDS: At January 31, 1997, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                Year of                              Capital loss
              expiration                             carryforward
              ----------                             -------------
                 2004                                 $ 889,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5.  LINE OF CREDIT
-------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1997.

                              FINANCIAL HIGHLIGHTS
 Selected data for a share of each class outstanding throughout each period are as follows:

                                                             (Unaudited)
                                                           Six months ended                                Year ended
                                                               July 31                                     January 31
                                                   -----------------------------------          --------------------------------
                                                                 1997                                         1997
                                                      Class A               Class B              Class A               Class B
                                                   ------------           ------------          ------------        ------------
Net asset value -
   Beginning of period                             $      7.810           $      7.810          $      8.040        $      8.040
                                                   ------------           ------------          ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                 0.204                  0.175                 0.415               0.357
Net realized and
unrealized gain (loss)                                    0.263                  0.263                (0.234)             (0.234)
                                                   ------------           ------------          ------------        ------------
   Total from Investment
      Operations                                          0.467                  0.438                 0.181               0.123
                                                   ------------           ------------          ------------        ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                                      (0.207)                (0.178)               (0.411)             (0.353)
                                                   ------------           ------------          ------------        ------------
Net asset value -
   End of period                                   $      8.070           $      8.070          $      7.810        $      7.810
                                                   ============           ============          ============        ============
Total return (b)(c)                                        6.08(d)                5.69(d)              2.43%               1.66%
                                                   ============           ============          ============        ============
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   0.90%(e)(f)            1.65%(e)(f)          0.90%(e)            1.65%(e)
Net investment income                                      5.18%(e)(f)            4.43%(e)(f)          5.32%(e)            4.57%(e)
Fees and expenses
  waived or borne
  by the Adviser                                           0.00%(e)(f)            0.00%(e)(f)          0.00%(e)             0.0%(e)
Portfolio turnover                                            6%(d)                  6%(d)               29%                 29%
Net assets at end
of period (000)                                    $    182,699           $     60,662         $    184,221        $     59,143


(a)  Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                   $ 0.000                $      0.000         $      0.000        $      0.000
(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)  Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)  Not annualized.
(e)  The benefits derived from custody credits and directed brokerage arrangements had no impact.  Prior years' ratios are net of benefits received, if any.
(f) Annualized.

                              Year ended January 31
-------------------------------------------------------------------------------
                  1996                                         1995
       Class A            Class B              Class A               Class B
    ------------        ------------          ------------        ------------
[S]                        [C]                 [C]                     [C]

    $ 7.390                $ 7.390             $ 8.130                 $ 8.130
    -------                -------             -------                 -------

      0.424                  0.367               0.444                   0.388

      0.650                  0.650              (0.738)                 (0.738)
    -------                -------             -------                 -------

      1.074                  1.017              (0.294)                 (0.350)
    -------                -------             -------                 -------


     (0.424)                (0.367)             (0.446)                 (0.390)
    -------                -------             -------                 -------

    $ 8.040                $ 8.040             $ 7.390                 $ 7.390
    =======                =======             =======                 =======
     14.90%                 14.05%             (3.49%)                 (4.21%)
    =======                =======             =======                 =======

      0.85%(e)               1.60%(e)           0.72%                   1.47%
      5.49%(e)               4.74%(e)           5.93%                   5.18%


      0.06%(e)               0.06%(e)           0.12%                   0.12%
        21%                    21%                58%                     58%

   $207,759                $60,651          $ 193,303                 $53,973



    $ 0.005                $ 0.005          $  0.009                 $ 0.009

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                               Year ended January 31
                                                   --------------------------------------------------------------------------------
                                                                   1994                                      1993
                                                      Class A                Class B              Class A           Class B (b)
                                                   ------------           ------------          ------------        ------------
Net asset value -
   Beginning of period                             $      7.700           $      7.700          $      7.420        $      7.450
                                                   ------------           ------------          ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                 0.453                  0.395                 0.481               0.272
Net realized and
unrealized gain (loss)                                    0.439                  0.439                 0.301               0.275
                                                   ------------           ------------          ------------        ------------
   Total from Investment
      Operations                                          0.892                  0.834                 0.782               0.547
                                                   ------------           ------------          ------------        ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                                      (0.462)                (0.404)               (0.479)             (0.274)
From net realized gains                                    --                     --                  (0.002)             (0.002)
In excess of net
  realized gains                                           --                     --                  (0.021)             (0.021)
                                                   ------------           ------------          ------------        ------------
Total Distributions
 Declared to Shareholders                                (0.462)                (0.404)               (0.502)             (0.297)
                                                   ------------           ------------          ------------        ------------
Net asset value -
   End of period                                   $      8.130           $      8.130          $      7.700        $      7.700
                                                   ============           ============          ============        ============
Total return (c)(d)                                       11.86%                 11.05%                10.87%               1.11%(e)
                                                   ============           ============          ============        ============
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   0.64%                  1.39%                 0.54%               1.29%(f)
Net investment income                                      5.68%                  4.93%                 6.38%               5.63%(f)
Fees and expenses
  waived or borne
  by the Adviser                                           0.21%                  0.21%                 0.33%               0.33%
Portfolio turnover                                            7%                     7%                    7%                  7%
Net assets at end
of period (000)                                    $    225,636           $     51,819          $    186,526        $     17,282


  (a)  Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                    $     0.016           $      0.016          $      0.025        $      0.016
  (b) Class B shares were initially offered on June 8, 1992.  Per share amounts reflect activity from that date.
  (c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
  (d)  Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
  (e) Not annualized.
  (f) Annualized.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Massachusetts Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Massachusetts Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Massachusetts Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

[Logo]  COLONIAL
        MUTUAL FUNDS

        Mutual Funds for
        Planned Portfolios

                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            MA-03/983D-0797 M (9/97)